SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 26, 1995
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                             FLEET FINANCIAL GROUP,INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                     1-6366                      05-0341324
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           (Commission File Number) (IRS Employer Identification No.)


                50 Kennedy Plaza, Providence, Rhode Island 02903
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 401-278-5800
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          (Former name or former address, if changed since last report)






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Item 5.         Other Materially Important Events.
                ---------------------------------

                On October 23, 1995, Registrant agreed to issue and sell $250,000,000 of its 6% Senior Notes Due October 26, 1998 (the "Notes") under Registration Statement No. 33-55555. The Notes were purchased on October 26, 1995 by underwriters, Goldman Sachs & Co., Citicorp Securities, Inc., First Union Capital Markets Corp. and PaineWebber Incorporated.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.
                ---------------------------------------------------------

                The following exhibits are filed as part of this report:

        (1) Underwriting Agreement dated October 23, 1995 between Registrant, Goldman Sachs & Co., Citicorp Securities, Inc., First Union Capital Markets Corp. and PaineWebber Incorporated relating to the Notes.

        (4)          Specimen certificate of the Notes.

       (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated November 28, 1994 and Prospectus Supplement dated October 23, 1995 relating to the Notes) (incorporated by reference to Exhibit 12 of the Registrant's Quarterly Report on Form 10-K for the quarter ended June 30, 1995).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                            FLEET FINANCIAL GROUP, INC.
                                              Registrant


                                            By:/s/William C. Mutterperl
                                               --------------------------
                                                William C. Mutterperl
                                                Senior Vice President,
                                                General Counsel and Secretary


Date:  October 26, 1995

                                  Exhibit Index


 Item 601
Exhibit Table
Reference                             Exhibit Title
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 (1)        Underwriting Agreement dated October 23, 1995 between Registrant,
            Goldman Sachs & Co., Citicorp Securities, Inc., First Union Capital Markets Corp. and PaineWebber Incorporated relating to the Notes.

 (4)        Specimen certificate of the Notes.

(12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated November 28, 1994 and Prospectus Supplement dated October 23, 1995 relating to the Notes) (incorporated by reference to Exhibit 12 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995).